Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
16. Subsequent Events
2026 Equity Issuance to Coastlands
On February 26, 2026, the Coastlands Securities Purchase Agreement was amended and, among other changes, the Third Tranche Closing date was extended to occur no later than March 13, 2026. In addition, on February 26, 2026, the Coastlands Third Tranche Closing occurred and the Company received $5.0 million in return for a pre-funded warrant to purchase up to 927,643 shares of its common stock at an exercise price of $0.11 per share, based on a purchase price of $5.39 per share of underlying common stock.
2026 Exchange and Equity Issuance to Domicilium
On February 26, 2026, Domicilium exchanged the remaining $1.0 million of the Company’s outstanding obligations under the Hercules Loan Agreement, as amended, in connection with the Coastlands Third Tranche Closing, in return for a pre-funded warrant to purchase up to 185,527 shares of Company common stock. Domicilium agreed to waive any and all additional accrued and unpaid interest, which was less than $0.1 million as of December 31, 2025, related to the remaining $1.0 million. As of February 26, 2026, the Company had no remaining outstanding debt obligations.
On March 12, 2026, the Company received $2.0 million from Domicilium, in return for a pre-funded warrant to purchase up to 371,057 shares of its common stock at an exercise price of $0.11 per share, based on a purchase price of $5.39 per share of underlying common stock.